Contract liability (Tables)	12 Months Ended
Dec. 31, 2023
Contract liability
Schedule of movement of the contract liability

	2023	2022
	($)	($)
Balance – Beginning of year	55,193	24,820
Deposits	—	26,112
Proceeds from contract liability	(1,326)	(2,792)
Accretion on the contract liability’s financing component	9,302	7,377
Cumulative catch-up adjustment(i)	(34,581)	(4,362)
Currency translation adjustment	3,133	4,038
Balance – End of year	31,721	55,193

Current liabilities	21	941
Non-current liabilities	31,700	54,252
	31,721	55,193

(i)	As at December 31, 2023, in connection with the impairment assessment described in Note 10, the Company reviewed its expected future production to reflect the decrease in contained fold ounces in measured, indicated and inferred resources. The decrease in expected production for certain of the mining sites resulted in a catch-up adjustment of $33.6 million recorded in Impairment of assets in the consolidated statement of loss.